UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 1-33726

Date of Report: December 14, 2010

ADVANCED BATTERY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	22-2497491
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

15 West 39th Street, Suite 14A, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

212-391-2752
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01                      Changes in Registrant’s Certifying Accountant

On December 14, 2010 Advanced Battery Technologies, Inc. (the “Company”) dismissed Friedman, LLP from its position as the Company’s independent registered public accounting firm.  The Audit Committee of the Company’s Board of Directors approved the dismissal.

The Company engaged Friedman, LLP to serve as its independent registered public accounting firm in January 2010.  The audit report of Friedman, LLP on the Company’s financial statements for the year ended December 31, 2010 did not contain an adverse opinion or disclaimer of opinion or qualification or modification.  Friedman, LLP did not, during the applicable periods, advise the Company of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-K.

During the two most recent fiscal years and the period to the date of this Current Report, there were no (i) disagreements between the Company and Friedman LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused Friedman LLP to make reference to the subject matter of such disagreements in connection with its report, or (ii) “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K, except as set forth in the Current Report on Form 8-K filed by the Company on November 8, 2010.

The Company furnished Friedman LLP with a copy of this report prior to filing with the SEC and requested that Friedman LLP furnish it with a letter addressed to the SEC stating whether or not it agreed with the statements made by the Company in this report insofar as they relate to Friedman LLP’s audit services and engagement as the Company’s independent registered public accounting firm. Friedman LLP has furnished a letter addressed to the SEC dated December 17, 2010, a copy of which is attached hereto as Exhibit 16.

On December 14, 2010 the Company retained the firm of EFP Rotenberg, LLP to audit the Company’s financial statements for the year ended December 31, 2010.  At no time during the two most recent fiscal years and the subsequent interim period through December 14, 2010, the date of the engagement, did the Company consult with EFP Rotenberg, LLP regarding any matter of the sort described above with reference to Friedman, LLP, any issue relating to the Company’s financial statements, or the type of audit opinion that might be rendered for the Company.

Item 9.01                       Financial Statements and Exhibits

Exhibits

16.	Letter from Friedman LLP dated December 17, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED BATTERY TECHNOLOGIES, INC.

Dated: December 17, 2010	By:/s/ Fu Zhiguo
Fu Zhiguo, Chief Executive Officer